THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report that for the fiscal year ended December 31, 1995, The Dreyfus Socially Responsible Growth Fund, Inc., posted a total return of 34.56%,* compared to a total return of 37.53% for the Standard & Poor's 500 Composite Stock Price Index.** This performance placed the Fund in the second quartile of the Lipper growth funds category, out of 98 funds for the one-year period ended December 31, 1995.***
A LOOK AT THE ECONOMY
    The most salient issue confronting the equity markets in 1995 continued to be the Federal Reserve Board's vigilance in fighting inflation and overly expansive economic growth. The Fed did this by raising interest rates an unprecedented seven times in a 12-month period. The hope was that by doing so, businesses would seek to grow their bottom lines via productivity enhancements and market share growth rather than by simply raising prices, as had been the case in previous economic cycles. The question in investors' minds was, "Will the Fed continue to slay the inflation dragon by raising rates and thereby establish an unprecedented soft landing in the economy?"
    Investors kept a watchful eye on the economy in making decisions and for the most part the economic reports were consistent with the soft landing theme that we have followed all year. In a soft landing, the economy grows at a reasonably slow to moderate pace with little to no inflation after a period of significant growth, instead of adhering to the usual pattern of cyclical booms and busts. After some decent economic advances in both 1993 and 1994, investors became concerned that the Federal Reserve's vigilance in fighting inflation might have pushed the economy to the brink of recession. However, the economic information released through the third quarter of 1995 supported our belief that the Fed had achieved the elusive economic soft landing. The Fed even sent the market a very positive signal in early July by cutting interest rates by a quarter of a percent, the first such reduction since the Fed began preemptive rate increases in February 1994. The Fed decreased rates once again in December.
PORTFOLIO OVERVIEW
    In terms of the economic sectors of the Fund, we made several changes in the weightings. The primary areas of focus for the Fund have been Consumer Staples, Technology and Financials. During the last six months, we increased the weightings in carefully selected Technology stocks and Financials and maintained the exposure to Consumer Staples. We also reduced the Fund's weighting in the Industrial sector. These thematic changes are indicative of our overall view of what is driving the current economic environment. The shift in Technology weight represents our belief that this traditional growth sector, in spite of recent market weakness, is experiencing a secular improvement in demand driven by global competition and productivity growth. We also increased the Financials, believing that the Fed would continue to lower interest rates, and that our positions would continue to benefit from the consolidation trend in the industry. We reduced our weighting in industrial stocks due to continued concerns over the strength of the economy as well as valuation, both of which we believed indicated that better opportunities lay elsewhere.
INDIVIDUAL ISSUES
    For the year ended 12/31/95, there were many individual securities that contributed nicely to the positive performance trends of the Fund. In the consumer cyclical sector, Regal Cinemas, Capital Cities ABC, Disney (Walt), Nike Cl.B and Phillips Electronics N.V. had superior performance. Those names represent stocks that we believe can grow whatever the economic environment because of globally oriented, diversified operations. Other stocks in the portfolio that contributed to performance are Coca-Cola, Cordis, Amgen, Medtronic, Becton, Dickinson, Bristol-Myers Squibb and Merck & Co. The food, beverage and household products companies benefited from more positive investor sentiment toward their long-term, globally driven growth rates. The health care stocks benefited from an improved outlook for their operations due to the rising optimism for new drug approvals and investor confidence in the consistency of their growth.

    Stock selection in the financial area also contributed to the Fund's positive results as did a more benign interest-rate outlook. ADVANTA, Cl.A., a credit card company, banks such as Citicorp, Bank of New York, BayBanks and Midlantic, specialty financial services companies such as Green Tree Financial, a provider of mobile home financing, and Federal National Mortgage Association, performed well for most of the year. In addition, insurers American International Group and Allstate rose on expectations of lower interest rates and possible industry consolidation.
    Our focus in the technology sector was on stocks of companies which we believed had fairly established market positions, superior technology and outstanding management teams. Individual issues such as 3Com, Applied Materials, Hewlett-Packard, Linear Technology, and Sun Microsystems were all stellar performers. We believe each of these companies stands to benefit not just from demand for a single product, but from a broad, diversified product offering with multiple downstream beneficiaries. We believe these qualities lower the risk profile of the Fund's technology weighting relative to the typical technology stock and lower the general level of volatility in the sector.
THE TAKEOVER THEME
    Overall, from a stock selection standpoint, the Fund has benefited from the rising tide of takeovers this year. Companies are under pressure to make revenues grow in a very competitive environment, and are therefore buying other firms to broaden and deepen their product offerings. Several Fund holdings were taken over this year: Cordis, a medical technology firm; BayBanks, a large regional banking firm; Capital Cities ABC, a broadcasting company; and Scott Paper, a paper manufacturer. There are several other names in the portfolio that we believe could benefit from this theme over the coming years.
    Going forward, we feel that the Federal Reserve's hold on the market will persist. However, this time the Fed's action may benefit stocks because we believe rates will be further reduced rather than raised, as the economy shows signs of slowing. Our goal, as ever, is to provide superior returns to our shareholders while honoring your socially responsible investment objectives. We are confident in the outlook for the Fund and appreciate your continued support. We take your socially responsible directives seriously as we endeavor to provide attractive returns on shareholder capital.
Sincerely,


[Maceo K. Sloan, CFA and Diane M. Coffey signature logos]
Maceo K. Sloan, CFA                Diane M. Coffey
Portfolio Manager                Portfolio Manager
NCM Capital Management Group, Inc               The Dreyfus Corporation

January 16, 1996
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid. The Fund's performance does not reflect the deduction of additional charges applicable to separate accounts of participating insurance companies using the Fund as an underlying investment.
**SOURCE: LIPPER ANALYTICAL SERVICES, Inc. - Reflects the reinvestment of income dividends and when applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***    SOURCE: LIPPER ANALYTICAL SERVICES, INC.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.                                DECEMBER 31, 1995
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE DREYFUS SOCIALLY
RESPONSIBLE
GROWTH FUND AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX
[Exhibit A
$14,661
Dreyfus Socially Responsible
Growth Fund
Dollars
$14,257
Standard & Poor's 500
Composite Stock Price Index*
*Source: Lipper Analytical Services, Inc.
AVERAGE ANNUAL TOTAL RETURNS
                              ONE YEAR ENDED                                              FROM INCEPTION (10/7/93)
                              DECEMBER 31, 1995                                           TO DECEMBER 31, 1995
                              __________                                                  _____________
                              34.56%                                                      18.63%
Past performance is not predictive of future performance.
THE FUND'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES
APPLICABLE TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES USING
THE FUND AS AN UNDERLYING INVESTMENT.
The above graph compares a $10,000 investment made in The Dreyfus Socially
Responsible Growth Fund, Inc. on 10/7/93 (Inception Date) to a $10,000
investment made in the Standard & Poor's 500 Composite Stock Price Index on
that date. For comparative purposes, the value of the Index on 9/30/93 is used as the beginning value on 10/7/93. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price
Index is a widely accepted, unmanaged index of overall stock market performance which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
STATEMENT OF INVESTMENTS                                                                            DECEMBER 31, 1995
COMMON STOCKS-93.8%                                                                                SHARES             VALUE
                                                                                                   _______            ______
     CONSUMER DURABLES-.9%          Briggs & Stratton.......................                         6,500        $  281,937
                                                                                                                     _____
         CONSUMER
        NON-DURABLES-8.5%           Campbell Soup...........................                        10,400           624,000
                                     Coca-Cola..............................                         7,800           579,150
                                     Gillette...............................                         11,100          578,588
                                     NIKE, Cl. B............................                         4,400           306,350
                                     PepsiCo................................                         11,000          614,625
                                                                                                                      ______
                                                                                                                   2,702,713
                                                                                                                      ______
      CONSUMER SERVICES-7.9%         Disney (Walt)..........................                         7,400           436,600
                                     Grainger (W.W.)........................                         8,000           530,000
                                     Regal Cinemas........................(a)                        15,450          459,638
                                     Tribune................................                         8,750           534,843
                                     Wendy's International..................                         25,500          541,875
                                                                                                                      ______
                                                                                                                   2,502,956
                                                                                                                      ______
          ELECTRONIC
      TECHNOLOGY-16.4%              Applied Materials.....................(a)                       15,100           594,562
                                     DSC Communications...................(a)                        17,400          641,625
                                    EMC...................................(a)                        37,450          575,794
                                     Hewlett-Packard........................                         7,970           667,488
                                     Linear Technology......................                         16,600          651,550
                                     Micron Technology......................                         10,900          431,912
                                     Sun Microsystems.....................        (a)                15,200          693,500
                                     3Com.................................        (a)                19,980          931,568
                                                                                                                      _____
                                                                                                                   5,187,999
                                                                                                                      _____
      ENERGY-2.3%                    Schlumberger...........................                        10,420         721,585
                                                                                                                   --------
       FINANCE-16.5%                 ADVANTA, Cl. A.........................                         7,500          286,875
                                     AFLAC..................................                         8,600           373,025
                                     Allstate...............................                         7,600           312,550
                                     American International Group...........                         4,860           449,550
                                     Bank of New York.......................                         14,000          682,500
                                     BankAmerica............................                         6,600           427,350
                                     BayBanks...............................                         6,300           618,975
                                     Citicorp...............................                         10,200          685,950
                                     Federal National Mortgage Association..                         6,000           744,750
                                     Green Tree Financial...................                         24,000          633,000
                                                                                                                      _____
                                                                                                                   5,214,525
                                                                                                                      _____
   HEALTH SERVICES-.8%               HealthCare COMPARE.....................          (a)             5,500           239,250
                                                                                                                       _____
   HEALTH TECHNOLOGY-14.0%           Amgen..................................        (a)             12,000           712,500
                                     Becton, Dickinson .....................                         8,620           646,500
                                     Bristol-Myers Squibb...................                         8,700           747,113

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                     DECEMBER 31, 1995
COMMON STOCKS (CONTINUED)                                                                      SHARES                VALUE
                                                                                                ______               _______
    HEALTH
   TECHNOLOGY (CONTINUED)           Johnson & Johnson.......................                         7,560        $  647,325
                                     Medtronic..............................                         15,600          871,650
                                     Merck & Co.............................                         12,460          819,245
                                                                                                                      _____
                                                                                                                   4,444,333
                                                                                                                      _____
     NON-ENERGY MINERALS-.6%        British Steel, A.D.S. ..................                          7,700          197,312
                                                                                                                      _____
      PROCESS INDUSTRIES-4.3%       Bemis...................................                         20,690          530,181
                                     Sigma-Aldrich..........................                         11,500          569,250
                                     Terra Industries.......................                         18,300          258,488
                                                                                                                     _____
                                                                                                                  1,357,919
                                                                                                                      _____
        PRODUCER
      MANUFACTURING-4.3%             AGCO...................................                         13,600         693,600
                                     Dover..................................                         7,800           287,625
                                     Philips Electronics, N.V...............                         10,900          391,038
                                                                                                                       _____
                                                                                                                     1,372,263
                                                                                                                       _____
          RETAIL TRADE-3.0%          Consolidated Stores..................(a)                        15,800          343,650
                                     Sears, Roebuck & Co....................                         15,200          592,800
                                                                                                                      _____
                                                                                                                     936,450
                                                                                                                      _____
     TECHNOLOGY SERVICES-8.1%        Arrow Electronics....................(a)                        14,600         629,625
                                     BMC Software.........................(a)                        17,500          748,125
                                     Computer Associates International......                         11,150          634,156
                                     Oracle...............................(a)                        13,000          550,875
                                                                                                                      _____
                                                                                                                     2,562,781
                                                                                                                       _____
      TRANSPORTATION-1.2%           Federal Express.......................(a)                         5,350          395,231
                                                                                                                       _____
       UTILITIES-5.0%               Century Telephone Enterprises                                    20,200          641,350
                                     Ericsson (LM) Telephone, Cl. B, A.D.R.                          16,500          321,750
                                    GTE                                                              14,260          627,440
                                                                                                                       _____
                                                                                                                     1,590,540
                                                                                                                      _____
                                     TOTAL COMMON STOCKS
                                       (cost $25,985,306)...................                                       $29,707,794
                                                                                                                       =======

                                                                                                   PRINCIPAL
SHORT-TERM INVESTMENTS-5.8%                                                                         AMOUNT
                                                                                                    ______
              U.S. TREASURY BILLS:  5.25%, 2/29/96..........................                   $     704,000    $     698,410
                                     4.90%, 3/7/96..........................                         754,000         747,063
                                     4.83%, 3/14/96.........................                         379,000         375,115
                                                                                                                      _____
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $1,820,458)....................                                   $  1,820,588
                                                                                                                     =======

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                 DECEMBER 31, 1995

                                                                                                                       VALUE
                                                                                                                       ______
                TOTAL INVESTMENTS (cost $27,805,764)........................                         99.6%           $31,528,382
                                                                                                     ====               =======
                                 CASH AND RECEIVABLES (NET).................                         .4%             $  128,850
                                                                                                     ====               =======
NET ASSETS..................................................................                         100.0%          $31,657,232
                                                                                                     ====               =======

NOTE TO STATEMENT OF INVESTMENTS;
    (a)  Non-income producing.




See notes to financial statements.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                 DECEMBER 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $27,805,764)-see statement......................................                                     $31,528,382
    Cash....................................................................                                         127,477
    Dividends receivable....................................................                                         33,528
    Prepaid expenses........................................................                                         38,838
                                                                                                                     _____
                                                                                                                 31,728,225
LIABILITIES:
    Due to The Dreyfus Corporation and subsidiaries.........................                    $20,566
    Accrued expenses........................................................                     50,427              70,993
                                                                                                    ___               _____
NET ASSETS..................................................................                                      $31,657,232
                                                                                                                     =======
REPRESENTED BY:
    Paid-in capital.........................................................                                       $27,530,094
    Accumulated undistributed investment income-net.........................                                             1,700
    Accumulated undistributed net realized gain on investments..............                                           402,820
    Accumulated net unrealized appreciation on investments-Note 3...........                                         3,722,618
                                                                                                                        _____
NET ASSETS at value applicable to 1,829,227 shares outstanding
    (150 million shares of $.001 par value Common Stock authorized).........                                         $31,657,232
                                                                                                                     =======
NET ASSET VALUE, offering and redemption price per share
    ($31,657,232 / 1,829,227 shares)........................................                                         $17.31
                                                                                                                     =======




See notes to financial statements.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
STATEMENT OF OPERATIONS                                                          YEAR ENDED DECEMBER 31, 1995
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $3,898 foreign taxes withheld at source).......                    $   223,319
      Interest..............................................................                         140,920
                                                                                                      _____
          TOTAL INCOME......................................................                                         $   364,239
    EXPENSES:
      Investment advisory fee-Note 2(a).....................................                         138,453
      Auditing fees.........................................................                         39,288
      Directors' fees and expenses-Note 2(c)................................                         14,073
      Organization expenses.................................................                         14,029
      Shareholder servicing costs-Note 2(b).................................                         10,500
      Legal fees............................................................                         10,026
      Custodian fees........................................................                         7,139
      Registration fees.....................................................                         6,038
      Prospectus and shareholders' reports..................................                         5,487
      Miscellaneous.........................................................                         1,543
                                                                                                     _____
          TOTAL EXPENSES....................................................                         246,576
      Less-reduction in management fee due to
          undertaking-Note 2(a).............................................                         11,650
                                                                                                      _____
          NET EXPENSES......................................................                                         234,926
                                                                                                                       _____
          INVESTMENT INCOME-NET.............................................                                         129,313
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3.................................                         $1,186,985
    Net unrealized appreciation on investments..............................                         3,840,201
                                                                                                         _____
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                         5,027,186
                                                                                                                      _____
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $5,156,499
                                                                                                                     =======







See notes to financial statements.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                              YEAR ENDED DECEMBER 31,
                                                                                         ______________________________
                                                                                                1994                    1995
                                                                                                ______                _______
OPERATIONS:
    Investment income-net...................................................             $     264,288              $  129,313
    Net realized gain (loss) on investments.................................                  (61,713)               1,186,985
    Net unrealized appreciation (depreciation) on investments for the year..                 (146,700)               3,840,201
                                                                                                _____                   _____
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                   55,875                5,156,499
                                                                                                _____                   _____
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...................................................                 (265,951)               (140,970)
    Net realized gain on investments........................................                     _                   (722,469)
                                                                                                _____                  _____
      TOTAL DIVIDENDS.......................................................                 (265,951)               (863,439)
                                                                                                _____                   _____
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................                 10,922,467            19,961,839
    Dividends reinvested....................................................                265,951                  863,438
    Cost of shares redeemed.................................................              (1,943,759)             (3,867,386)
                                                                                                _____                   _____
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS................                9,244,659               16,957,891
                                                                                                _____                   _____
          TOTAL INCREASE IN NET ASSETS......................................                9,034,583               21,250,951
NET ASSETS:
    Beginning of year.......................................................                 1,371,698              10,406,281
                                                                                                _____                   _____
    End of year [including distributions in excess of investment income-net; ($2,009) in 1994 and undistributed investment
      income-net; $1,700 in 1995]...........................................                  $10,406,281         $31,657,232
                                                                                                =====                   =====

                                                                                               SHARES                  SHARES
                                                                                                _____                  _____
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................                   808,182               1,237,706
    Shares issued for dividends reinvested..................................                   20,087                50,113
    Shares redeemed.........................................................                 (144,061)            (245,303)
                                                                                                _____                  _____
      NET INCREASE IN SHARES OUTSTANDING....................................                  684,208                1,042,516
                                                                                                ======                  ======




See notes to financial statements.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                       _________________________________
PER SHARE DATA:                                                                          1993(1)     1994        1995
                                                                                          ___        ___         ___
    Net asset value, beginning of year....................................            $12.50        $13.38    $13.23
                                                                                        ___           ___       ___
    INVESTMENT OPERATIONS:
    Investment income-net.................................................              .04           .35         .08
    Net realized and unrealized gain (loss) on investments................              .88           (.15)      4.49
                                                                                        ___           ___       ___
      TOTAL FROM INVESTMENT OPERATIONS....................................              .92           .20         4.57
                                                                                        ___           ___       ___
    DISTRIBUTIONS:
    Dividends from investment income-net..................................              (.04)        (.35)        (.08)
    Dividends from net realized gain on investments.......................                -             -          (.41)
                                                                                        ___           ___       ___
      TOTAL DISTRIBUTIONS.................................................              (.04)        (.35)        (.49)
                                                                                        ___           ___       ___
    Net asset value, end of year..........................................            $13.38        $13.23    $17.31
                                                                                        ===           ===       ===
TOTAL INVESTMENT RETURN...................................................            7.35%(2)        1.49%    34.56%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............................             .06%(2)       .25%       1.27%
    Ratio of net investment income to average net assets..................            .64%(2)       4.58%        .70%
    Decrease reflected in above expense ratios due to undertakings
      by Dreyfus and sub-investment adviser...............................             6.19%(2)      2.60%       .06%
    Portfolio Turnover Rate...............................................               -          373.68%       88.52%
    Net Assets, end of year (000's Omitted)...............................            $1,372         $10,406     $31,657
(1) From October 7, 1993 (commencement of operations) to December 31, 1993.
(2) Not annualized.






See notes to financial statements.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares which are sold without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. NCM Capital Management Group, Inc. serves as the Fund's sub-investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A.
    (A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of investment income-net on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    During the year ended December 31, 1995, the Fund reclassified $15,367 from paid-in capital to undistributed investment income-net and net assets were not affected by the change.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACT IONS WITH AFFILIATES:
    (A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Investment Advisory Agreement further provides that if in any full year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the fee to be paid to Dreyfus, or Dreyfus will bear, such excess expense to the extent required by state law. However, Dreyfus had undertaken from January 1, 1995 through July 10, 1995 to reduce the investment advisory fee paid by the Fund, to the extent that the Fund's aggregate expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $11,650 for the year ended December 31, 1995.
    Pursuant to a Sub-Investment Advisory Agreement with NCM Capital Management Group, Inc., the sub-investment advisory fee is computed at an annual rate of .10 of 1% on the first $500 million and .20 of 1% on the excess of the average daily value of the Fund's net assets and is payable monthly by Dreyfus.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $11 for the period from December 1, 1995 through December 31, 1995.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses with respect to servicing and/or maintaining shareholder accounts. During the year ended December 31, 1995, $2,800 was charged to the Fund pursuant to the Shareholder Services Plan.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the year ended December 31, 1995, amounted to $32,998,822 and $14,121,334, respectively.
    At December 31, 1995, accumulated net unrealized appreciation on investments was $3,722,618, consisting of $4,326,576 gross unrealized appreciation and $603,958 gross unrealized depreciation.
    At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
    We have audited the accompanying statement of assets and liabilities of The Dreyfus Socially Responsible Growth Fund, Inc., including the statement of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian.
 An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Socially Responsible Growth Fund, Inc. at December
31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [Ernst and Young LLP signature logo]

New York, New York
February 9, 1996

[Dreyfus lion "d" logo]
THE DREYFUS SOCIALLY RESPONSIBLE
GROWTH FUND, INC.
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
SUB-INVESTMENT ADVISER
NCM Capital Management Group, Inc.
103 West Main Street
Durham, NC 27701
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903

Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                           111AR9512
[Dreyfus logo]
Socially Responsible
Growth Fund, Inc.
Annual Report
December 31, 1995